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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21260

CM Advisors Family of Funds
(Exact name of registrant as specified in charter)

805 Las Cimas Parkway, Suite 430 Austin, Texas	78746
(Address of principal executive offices)	(Zip code)

Linda J. Hoard, Esq.

Ultimus Fund Solutions, LCC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(512) 329-0050

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

CM Advisors Family of Funds

Annual Report 2019

CM Advisors Small Cap Value Fund

CM Advisors Fixed Income Fund

February 28, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-888-859-5856 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-888-859-5856. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the CM Advisors Family of Funds (the “Funds”). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited)	April 15, 2019

Calendar year 2018 was a year of “extremes” all around the globe. In equity markets, many U.S equity index returns were up high single digits through the first 9 months of 2018, with several indexes reaching record highs. A sharp fourth quarter decline, however, erased the equity market’s gains of the prior three quarters. Similarly, on the back of a healthy U.S. economy, the Federal Reserve raised the fed funds rate throughout the year, pushing Treasury yields of all maturities to multi-year highs by early fall 2018. During November and December, however, investor sentiment shifted to concern that the Federal Reserve may have tightened too much. As a result, U.S. Treasury yields declined during Q4 2018. The asset price declines experienced in the 4th quarter were wide spread, impacting not just U.S equity markets and U.S. Treasuries yields, but also international equities, corporate credit spreads, currencies, and many commodity prices.

The majority of the 4th quarter equity decline occurred in December, with the last two weeks alone accounting for nearly half the total Q4 decline. Normally, the week of Christmas tends to be uneventful, given the general lack of any major economic or company news. It’s also a time when many investors are away on holiday. This was not so in 2018, however, as the last two weeks of December saw heightened activity with Christmas Eve marking the low point of the year for major asset prices. In the CM Advisors Small Cap Value Fund, we certainly weren’t immune to the market volatility.

CM Advisors Small Cap Value Fund (symbol: CMOVX)

Through the first three calendar quarters of 2018, the CM Advisors Small Cap Value Fund’s (the “Fund”) performance was 458 basis points ahead of the Russell 2000 Value Index, the Fund’s benchmark, placing the Fund in the top 1% of funds in its small cap category for the first 3 quarters of the calendar year, top 2% for the trailing 12 months and the top 8% for the 3-year period.

Table 1 below highlights the Fund’s calendar year performance as of 9/30/2018 for the YTD, 1, 3, and 5 year periods compared to the Russell 2000 Value Index.

Table 1

As of September 30, 2018	YTD	1 -Years	3-Years	5-Years
CM Advisors Small Cap Value Fund	11.72%	17.46%	18.24%	3.85%
Russell 2000 Value Index	7.14%	9.33%	16.12%	9.91%

Source: Ultimus and Century Management. Returns are annualized net of fees. CMOVX returns are calculated using the NAV. CM Advisors Small Cap Value Fund inception date was April 15, 2011.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Investors may obtain performance data current to the most recent month end by calling 1-888-859-5856.

It was our overweight in energy and industrials that led to our out-performance relative to the benchmark through the first three calendar quarters of 2018, a period where oil prices were rising and the world economies were projected to continue their synchronized growth. By Q4, however, surprisingly weak GDP figures in European and Asian

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 15, 2019

economies, along with uncertainties around trade tariffs and Brexit, led to speculation that a world recession was just around the corner, resulting in the dramatic sell-off in asset prices.

Energy and industrial companies are often considered more economically sensitive than the average stock, and, consequently, sold off more than the average. For calendar year end 2018, the Fund declined by 23.27% versus the Russell 2000 Value Index decline of 12.86%. A very painful fourth quarter more than wiped out our strong out-performance of the first 9 months. While calendar 2018 ended on an ugly note, so far in 2019 equity prices have rebounded nicely, recovering much, though not yet all, of the Q4 decline. Year to date through February 28, 2019, the Fund increased by 20.88%, compared with an increase of 15.25% for the Russell 2000 Value Index. The Fund’s calendar 2019 year-to-date performance has largely been driven by the price recovery of many of our industrials and energy sector holdings. We continue to believe that supply and demand fundamentals support higher oil prices and energy sector valuations.

Until now, our discussion has been in terms of calendar year performance, since most view performance in calendar terms. However, the Fund’s fiscal year ended on February 28, 2019. Table 2 captures the Fund’s fiscal year performance compared to the Russell 2000 Value Index.

For the fiscal year ended February 28, 2019, the Fund generated the following trailing returns:

Table 2

As of February 28,2019	YTD	1 -Year	3-Years	5-Years	Inception
CM Advisors Small Cap Value Fund	20.88%	-1.26%	13.80%	-1.67%	3.37%
Russell 2000 Value Index	15.25%	4.42%	14.95%	6.48%	8.97%

Source: Ultimus and Century Management. Returns are annualized net of fees. CMOVX returns are calculated using the NAV. CM Advisors Small Cap Value Fund inception date was April 15, 2011.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Investors may obtain performance data current to the most recent month end by calling 1-888-859-5856.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 15, 2019

Table 3 highlights the Fund’s average sector weighting during the fiscal year end 2019, as well as each sector’s contribution to the total return during the fiscal year. It also compares these same metrics for the Benchmark.

Table 3 – Attribution Analysis

2/28/18 through 2/28/19	CM Advisors Small Cap Fund		Russell 2000® Value Index
Economic Sector	Average Weight	Contribution to Return	Average Weight	Contribution to Return
Industrials	38.94%	6.74%	11.88%	0.54%
Energy	31.31%	-8.31%	6.77%	-1.28%
Basic Materials	10.36%	0.64%	4.30%	-0.31%
Cash	6.57%	0.00%	0.00%	0.00%
Information Technology	5.50%	-1.39%	9.84%	1.10%
Real Estate	2.08%	0.54%	11.23%	1.61%
Utilities	2.07%	0.45%	6.31%	1.28%
Financials	1.78%	0.19%	29.58%	1.30%
Consumer Discretionary	1.29%	0.60%	9.47%	0.14%
Health Care	0.08%	-0.02%	5.38%	-0.09%
Communication services	0.02%	-0.02%	2.74%	0.30%
Consumer Staples	0.00%	0.00%	2.51%	-0.19%

Source: Bloomberg, LP. Numbers have been rounded.

The Fund’s sector allocation continues to differ from the Fund’s Benchmark, the Russell 2000 Value Index. While we are certainly cognizant of the Russell 2000 Value’s sector weighting, we do not manage the Fund to mirror the Benchmark’s sector weights, rather the portfolio construction seeks to find companies and industries which we believe offer the best values and long-term returns. Specifically, relative to the Benchmark, the Fund is currently overweight in the industrials and energy sectors and underweight financials and real estate, which are the Benchmark’s largest weighted sectors. Our overweighted and underweighted positions relative to the Benchmark can result in out-performance or under-performance relative to the Benchmark at various times. However, we believe that investing in companies that offer superior long-term values will produce superior long-term results.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 15, 2019

Table 4 highlights the valuation ratios for the Fund and its Benchmark.

Table 4
Valuation Ratios as of February 28, 2019

Ratios	CMOVX	Russell 2000® Value Index
Price to Sales	0.7	0.85
Enterprise Value to Sales	1.17	1.14
Price to Earnings (Trailing)	15.97	14.99
Price to Earnings (FY1)	13.02	13.74
Price to Book Value	0.92	1.39
Price to Cash Flow	8.14	7.63

Source: Bloomberg, LP. Ratios above are based on the harmonic average. Low ratios suggest cheaper values.

When looking at the Fund, given the weighting to cyclical and commodity based holdings, we believe the value of the overall Fund is best observed using a price-to-book value ratio at the present time. Currently, we believe our energy holdings are under-earning their potential. As these cyclical and commodity based companies increase their earnings as they go through their earnings cycles, then earnings and cash-flow multiples should also be a good measure. Nevertheless, with the Fund’s price to book of 0.92 and a forward P/E of 13.02, we feel good about the values we hold in the Fund on an asset basis, as well as when looking at earnings and cash-flow.

Calendar year 2019 has started on a positive note. Equity markets and oil prices are significantly off their lows, which we have seen reflected in the Fund’s year-to-date performance. We continue to believe that supply and demand fundamentals support higher oil prices and energy sector valuations. Additionally, it is our view that the U.S. economy remains healthy which we believe supports continued improvement in the domestic industrials sector. While we are currently overweight energy and industrials, we look across all sectors for companies that we believe offer superior values and long-term returns. As the valuations among the various sectors shift over time, so will our sector weightings. Our focus remains on identifying companies that we believe offer the best values with the best prospects for long-term returns.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 15, 2019

CM Fixed Income Fund (symbol: CMFIX)

For the fiscal year ended February 28, 2019, the CM Advisors Fixed Income Fund (the “Fund”) generated the following trailing returns:

Table 1

As of February 28, 2018	1-Year	2-Years	3-Years	5-Years	10-Years	Inception
CM Advisors Fixed Income Fund (CMFIX)	0.55%	0.49%	2.92%	1.61%	3.82%	4.37%
Bloomberg Barclays U.S. Aggregate Bond Index	3.17%	1.83%	1.69%	2.32%	3.71%	4.04%
Bloomberg Barclays U.S. Aggregate 1-3 Year Total Return Bond Index	2.53%	1.33%	1.24%	1.09%	1.65%	2.47%

Source: Ultimus and Bloomberg. Returns are annualized net of fees. CMFIX returns are calculated using the NAV. CM Advisors Fixed Income Fund inception date was March 24, 2006.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Investors may obtain performance data current to the most recent month end by calling 1-888-859-5856.

The CM Advisors Fixed Income Fund finished the fiscal year on February 28, 2019 with the following Morningstar™ ratings in the Short-Term Bond Category.

Table 2

Morningstar Rating Overall	476 Funds in the Category	****
Morningstar Rating 3 Years	476 Funds in the Category	****
Morningstar Rating 5 Years	415 Funds in the Category	****
Morningstar Rating 10 Years	265 Funds in the Category	****

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. Past performance is no guarantee of future results.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 15, 2019

Table 3 below shows the fiscal year-end investment category breakdown of the Fund assets. Our allocation between corporate bonds, U.S. Treasury bonds and cash equivalents remained relatively stable throughout the year. Table 4 shows how the 55.1% weighting to corporate bonds is allocated to various sectors of the market.

Table 3 – CMFIX Fiscal Year-End Allocation

As of February 28, 2019	Percentage Weighting In Fund
U.S. Corporate Bonds	55.1%
U.S. Treasury Bonds	34.3%
Cash Equivalents	10.6%

Source: Century Management. Percentages have been rounded.

Table 4 – CMFIX Fiscal Year-End Corporate Bond Sector Allocation

Sector	Percentage Weighting on February 28, 2019
Energy	14.5%
Information Technology	8.3%
Financials	7.9%
Communication Services	6.1%
Consumer Staples	4.7%
Materials	3.9%
Industrials	3.0%
Consumer Discretionary	3.0%
Health Care	2.6%
Utilities	1.1%

Source: Century Management. Percentages have been rounded.

During the fiscal year, we continued to focus our investments on the shorter end of the yield curve which is reflected in the Fund’s fiscal year end average duration of 2.29 years. We continue to believe that the combination of narrowing our credit spreads and rolling forward our Treasuries, as they mature, will offset any pressure from short rates moving higher. At the same time, the Fund remains highly liquid, enabling us to take advantage of opportunities as they arise.

During the fourth quarter of the Fund’s fiscal year, however, longer-dated bonds out-performed shorter-dated bonds as fear of recession caused longer-dated bond yields to compress and prices to move higher more so than for shorter-dated bonds. Given that the Fund’s duration is shorter than the duration of the Fund’s Benchmark, we

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 15, 2019

underperformed. Additionally, some of our corporate bonds experienced wider spreads during the fourth quarter, which also contributed to the Fund’s under-performance relative to the Benchmark.

As we will discuss later, we believe the recent fear of recession is overdone and expect the Federal Reserve to remain on pause in the current rate-hiking cycle, reducing concerns of near-term recession. In such an environment, we would expect yields on longer-dated bonds to begin moving towards the higher end of their recent range, resulting in shorter duration bonds performing better than longer duration bonds.

Table 5 highlights the Fund’s high credit, short duration characteristics.

Table 5 – CMFIX Portfolio Characteristics

As of February 28, 2019
Average Current Yield	3.83%
Average Maturity	2.55 (Yrs.)
Average Coupon	3.75%
Average Duration	2.29 (Yrs.)
Average S&P Rating	BBB+
Number of Issues	44

Source: Century Management

The Year in Review

The Federal Reserve raised the fed funds rate throughout 2018. By early fall, Treasury yields of all maturities reached multi-year highs. However, towards the end of the year, investor sentiment shifted to concerns that the Federal Reserve may have tightened too much. As a result, Treasury yields declined during Q4 2018. By December, the yield curve had flattened meaningfully, with Treasury yields declining while the Federal Reserve continued raising the fed funds rate, sparking concerns of a yield curve inversion. Historically, recessions have been proceeded by an inverted yield curve. An inverted yield curve occurs when the yields on shorter-dated bonds are higher than the yields on longer-dated bonds. However, while recessions have been proceeded by yield curve inversions, not all yield curve inversions have resulted in recession.

During an economic cycle, the Federal Reserve adjusts the federal funds rate in order to either goose the economy by keeping rates low and providing economic stimulus, or they raise the federal funds rate in order to slow the economy when they believe the risk of inflation is running too high. A prolonged period of an inverted yield curve drains stimulus from the economy, restricting growth.

The graph below illustrates the yield curve and recessions from 1985 to present. The top section of the graph shows the federal funds rate, the 2-year Treasury yield and the 10-year Treasury. The lower section shows the BarCap High Yield Credit Spread.

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 15, 2019

Rate Cycles and Recessions

Source: Century Management, Bloomberg

Beginning in the top section, notice that in all cases shown in the graph, in the initial stages of the Fed’s tightening cycle, both the 2-year and 10-year Treasury yields are rising at the same time the Fed is raising the federal funds rate. Notice also in periods immediately preceding the 1990, 2001 and 2008 recessions, the Fed continued to intentionally raise the fed funds rate above the 2-year and 10-year Treasuries yields, inverting the yield curve. In other words, in these instances the Fed intended to slow the economy down; many would say the Fed wanted a recession.

The rate hiking cycle of 1994 started out like all the other recessionary rate hiking cycles, with the Fed raising the fed funds rate while the yields on the 2-year and 10-year Treasuries were also rising. However, in this instance the yield curve inverted not because the Fed pushed the fed funds rate above the Treasury yields, but rather the yields on Treasury bonds declined, dropping below the fed funds rate. In this case, the message to the Fed was that the hikes were too tight and they needed to pause. Not wanting a recession, the Fed not only paused but eventually lowered the fed funds rate in 1996, prolonging the economic recovery. Despite the yield curve inversion in 1995, there was not a recession until 2001 when the Fed intentionally inverted the yield curve.

The lower section of the graph shows the BarCap U.S. High Yield interest rates minus the yield on the 10-year U.S. Treasury bond, also known as the high yield credit spread. This measure indicates investor sentiment surrounding the health of high yield bonds (junk bonds) relative to the safety of U.S. government bonds. Investors demand higher yields for junk bonds relative to Treasuries to compensate for the higher risk, resulting in the yield spread between high yield bonds and U.S. Treasury bonds. As can be seen in the graph, the spread widens when investors worry about economic stress or recession and narrows during periods when the economy is viewed as healthy.

Looking at the current rate hiking cycle, we view it to be more similar to 1994 than those that preceded recessions. It is our opinion that the Fed is not intent on causing a recession and is currently on pause with its rate hikes. While the yield curve remains flat,

CM Advisors Family of Funds
Letter to Shareholders (Unaudited) (Continued)	April 15, 2019

it is not currently inverted and not signaling an imminent recession. Similarly, while credit spreads widened during the fourth quarter of 2018, spreads have subsequently narrowed during 2019, again not indicative of recession.

Our read on these along with other macro-economic factors is that while we are in the late stages of the economic cycle, we do not see a recession near term. That said, we remain in a heightened debt cycle and remain cautiously optimistic on our near term outlook. Therefore, we remain positioned in a combination of shorter-dated Treasury bonds and corporate bonds and will adjust our holdings opportunistically.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-888-859-5856.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus please visit our website at www.cmadvisorsfunds.com or call 1-888-859-5856 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the investment adviser’s current opinions and views of the financial markets. Although the investment adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time and may no longer be held by the Funds. For a complete list of securities held by the Funds as of February 28, 2019, please see the Schedules of Investments sections of the annual report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forwardlooking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

CM Advisors Small Cap Value Fund

Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
CM Advisors Small Cap Value Fund versus the Russell 2000® Value Index

Average Annual Total Returns (for the periods ended February 28, 2019)
	1 Year	5 Years	Since Inception(a)
CM Advisors Small Cap Value Fund	(1.26%)	(1.67%)	3.37%
Russell 2000® Value Index	4.42%	6.48%	8.97%

(a)	Commencement of operations for CM Advisors Small Cap Value Fund was April 15, 2011.

This graph depicts the performance of CM Advisors Small Cap Value Fund (the “Fund”) versus the Russell 2000® Value Index. The graph assumes an initial $10,000 investment at April 15, 2011 (commencement of operations) and that any dividends or capital gain distributions are reinvested in shares of the Fund. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Fixed Income Fund

Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in CM Advisors Fixed Income Fund versus the
Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns (for the periods ended February 28, 2019)
	1 Year	5 Years	10 Years
CM Advisors Fixed Income Fund	0.55%	1.61%	3.82%
Bloomberg Barclays U.S. Aggregate Bond Index	3.17%	2.32%	3.71%

This graph depicts the performance of CM Advisors Fixed Income Fund (the “Fund”) versus the Bloomberg Barclays U.S. Aggregate Bond Index. The graph assumes an initial $10,000 investment at February 28, 2009 and that any dividends or capital gain distributions are reinvested in shares of the Fund. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Small Cap Value Fund

Supplementary Portfolio Information
February 28, 2019 (Unaudited)

Asset Allocation*
(% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
DMC Global, Inc.	11.0%
Allegheny Technologies, Inc.	6.5%
Granite Construction, Inc.	5.5%
Atkore International Group, Inc.	5.5%
Era Group, Inc.	4.2%
Ensco plc - Class A	3.6%
SPDR S&P Regional Banking ETF	3.5%
Manitowoc Company, Inc. (The)	3.5%
AstroNova, Inc.	3.1%
Patterson-UTI Energy, Inc.	3.1%

CM Advisors Fixed Income Fund

Supplementary Portfolio Information
February 28, 2019 (Unaudited)

Asset Allocation*
(% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
U.S. Treasury Notes, 2.75%, due 11/15/23	9.8%
U.S. Treasury Notes, 2.375%, due 12/31/20	9.7%
U.S. Treasury Notes, 2.00%, due 07/31/20	9.3%
PHI, Inc., 5.25%, due 03/15/19	3.8%
CenturyLink, Inc., 5.80%, due 03/15/22	2.9%
Wells Fargo & Company, 2.55%, due 12/07/20	2.8%
Rowan Companies, Inc., 7.875%, due 08/01/19	2.7%
Allegheny Technologies, Inc., 5.95%, due 01/15/21	2.6%
Murphy Oil Corporation, 4.45%, due 12/01/22	2.6%
Becton Dickinson & Company, 3.25%, due 11/12/20	2.6%

CM Advisors Small Cap Value Fund Schedule of Investments February 28, 2019
COMMON STOCKS — 86.1%	Shares	Value
Communication Services — 0.1%
Interactive Media & Services — 0.1%
Alphabet, Inc. - Class A *	82	$92,377

Consumer Discretionary — 0.1%
Multiline Retail — 0.1%
Dollar Tree, Inc. *	1,251	120,509

Energy — 24.5%
Energy Equipment & Services — 20.4%
Dawson Geophysical Company *	263,566	951,473
Ensco plc - Class A	737,717	3,024,640
Era Group, Inc. *	309,888	3,569,910
Patterson-UTI Energy, Inc.	195,260	2,589,148
PHI, Inc. *	369,263	1,148,408
Pioneer Energy Services Corporation *	1,229,011	2,175,349
Profire Energy, Inc. *	192,601	360,164
Transocean Ltd. *	303,270	2,477,716
Unit Corporation *	64,595	1,004,452
		17,301,260
Oil, Gas & Consumable Fuels — 4.1%
Ardmore Shipping Corporation *	147,775	831,973
Centennial Resource Development, Inc. - Class A *	150,645	1,366,350
Encana Corporation	174,060	1,261,935
		3,460,258
Financials — 0.6%
Consumer Finance — 0.2%
Synchrony Financial	3,950	128,810

Diversified Financial Services — 0.3%
Berkshire Hathaway, Inc. - Class B *	1,050	211,365

Insurance — 0.1%
Markel Corporation *	123	123,600

Industrials — 43.1%
Aerospace & Defense — 2.5%
Triumph Group, Inc.	90,900	2,105,244

Construction & Engineering — 5.5%
Granite Construction, Inc.	100,690	4,688,126

CM Advisors Small Cap Value Fund Schedule of Investments (Continued)
COMMON STOCKS — 86.1% (Continued)	Shares	Value
Industrials — 43.1% (Continued)
Electrical Equipment — 6.2%
Allied Motion Technologies, Inc.	14,735	$613,713
Atkore International Group, Inc. *	201,075	4,644,832
		5,258,545
Machinery — 27.3%
Altra Industrial Motion Corporation	51,862	1,649,730
Colfax Corporation *	96,106	2,542,965
Columbus McKinnon Corporation	51,531	1,929,836
DMC Global, Inc.	197,557	9,281,228
Douglas Dynamics, Inc.	4,055	171,040
Lydall, Inc. *	47,985	1,350,778
Manitowoc Company, Inc. (The) *	163,273	2,937,281
Sun Hydraulics Corporation	13,190	627,580
TriMas Corporation *	79,830	2,580,904
		23,071,342
Trading Companies & Distributors — 1.6%
BMC Stock Holdings, Inc. *	69,660	1,332,596

Information Technology — 4.9%
Electronic Equipment, Instruments & Components — 1.5%
Methode Electronics, Inc.	43,600	1,223,416

IT Services — 0.3%
Alliance Data Systems Corporation	1,630	281,990

Technology Hardware, Storage & Peripherals — 3.1%
AstroNova, Inc.	133,715	2,604,768

Materials — 10.6%
Metals & Mining — 10.6%
Allegheny Technologies, Inc. *	193,105	5,528,596
Carpenter Technology Corporation	40,915	1,920,550
Comstock Mining, Inc. *	1,420,832	227,333
Synalloy Corporation	86,947	1,327,681
		9,004,160
Real Estate — 2.2%
Real Estate Management & Development — 2.2%
InterGroup Corporation (The) *	60,392	1,875,172

Total Common Stocks (Cost $77,859,638)		$72,883,538

CM Advisors Small Cap Value Fund Schedule of Investments (Continued)
EXCHANGE-TRADED FUNDS — 5.3%	Shares	Value
SPDR S&P Oil & Gas Exploration & Production ETF	51,370	$1,529,799
SPDR S&P Regional Banking ETF	52,340	2,962,967
Total Exchange-Traded Funds (Cost $4,671,206)		$4,492,766

WARRANTS — 0.0%	Shares	Value
Key Energy Services, Inc., expires 12/15/20 * (a)	11,776	$0
Key Energy Services, Inc., expires 12/15/21 * (a)	11,776	0
Total Warrants (Cost $0)		$0

MONEY MARKET FUND — 7.6%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 2.26% (b) (Cost $6,417,910)	6,417,910	$6,417,910

Total Investments at Value — 99.0%(Cost $88,948,754)		$83,794,214

Other Assets in Excess of Liabilities — 1.0%		820,097

Net Assets — 100.0%		$84,614,311

ETF - Exchange-Traded Fund.
*	Non-income producing security.
(a)

Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities is $0 as of February 28, 2019, representing 0.0% of net assets.

(b)	The rate shown is the 7-day effective yield as of February 28, 2019.
See accompanying notes to financial statements.

CM Advisors Fixed Income Fund Schedule of Investments February 28, 2019
CORPORATE BONDS — 55.1%	Par Value	Value
Communication Services — 6.1%
Diversified Telecommunication Services — 2.9%
CenturyLink, Inc., 5.80%, due 03/15/22	$1,800,000	$1,847,250

Media — 3.2%
Discovery Communications, Inc.,
5.05%, due 06/01/20	1,050,000	1,069,849
4.375%, due 06/15/21	600,000	612,769
Tele-Communications, Inc., 10.125%, due 04/15/22	300,000	361,029
		2,043,647
Consumer Discretionary — 3.0%
Automobiles — 0.6%
Toyota Motor Credit Corporation, 1.55%, due 10/18/19	380,000	377,296

Household Durables — 0.8%
MDC Holdings, Inc., 5.625%, due 02/01/20	500,000	508,125

Textiles, Apparel & Luxury Goods — 1.6%
William Carter Corporation., 5.25%, due 08/15/21	1,010,000	1,023,888

Consumer Staples — 4.7%
Beverages — 1.0%
Coca-Cola European Partners plc, 3.25%, due 08/19/21	665,000	659,467

Food & Staples Retailing — 1.6%
Walgreens Boots Alliance, Inc., 2.70%, due 11/18/19	1,000,000	998,430

Food Products — 2.1%
General Mills, Inc., 3.15%, due 12/15/21	1,340,000	1,343,318

Energy — 14.5%
Energy Equipment & Services — 11.1%
Diamond Offshore Drilling, Inc., 3.45%, due 11/01/23	1,490,000	1,251,600
Ensco plc, 8.00%, due 01/31/24	550,000	492,250
Nabors Industries, Inc., 5.10%, due 09/15/23	1,000,000	887,500
PHI, Inc., 5.25%, due 03/15/19	3,775,000	2,434,875
Rowan Companies, Inc., 7.875%, due 08/01/19	1,735,000	1,743,675
Transocean, Inc., 5.80%, due 10/15/22	340,000	331,500
		7,141,400
Oil, Gas & Consumable Fuels — 3.4%
Kinder Morgan Energy Partners, L.P., 6.50%, due 04/01/20	500,000	517,470
Murphy Oil Corporation, 4.45%, due 12/01/22	1,685,000	1,677,377
		2,194,847

CM Advisors Fixed Income Fund Schedule of Investments (Continued)
CORPORATE BONDS — 55.1% (Continued)	Par Value	Value
Financials — 7.9%
Commercial Banks — 3.8%
Wells Fargo & Company,
2.55%, due 12/07/20	$1,807,000	$1,793,026
4.125%, due 08/15/23	650,000	663,953
		2,456,979
Consumer Finance — 0.4%
American Express Company, 8.125%, due 05/20/19	290,000	293,362

Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc., 2.10%, due 08/14/19	310,000	309,168

Insurance — 1.1%
Enstar Group Ltd., 4.50%, due 03/10/22	675,000	678,981

Investment Banking & Brokerage Services — 2.1%
Goldman Sachs Group, Inc., 3.00%, due 04/26/22	1,350,000	1,340,256

Health Care — 2.6%
Health Care Equipment & Supplies — 2.6%
Becton Dickinson & Company, 3.25%, due 11/12/20	1,673,000	1,670,654

Industrials — 3.0%
Auto Parts & Equipment — 0.8%
Johnson Controls, Inc., 5.00%, due 03/30/20	500,000	508,570

Electrical Equipment — 1.8%
Eaton Corporation, 8.10%, due 08/15/22	1,000,000	1,147,011

Road & Rail — 0.4%
Canadian Pacific Railroad Company, 7.25%, due 05/15/19	300,000	302,574

Information Technology — 8.3%
Electronic Equipment, Instruments & Components — 0.9%
Corning, Inc., 7.25%, due 08/15/36	500,000	575,499

Software — 5.3%
CA, Inc., 5.375%, due 12/01/19	1,315,000	1,334,461
Microsoft Corporation, 1.55%, due 08/08/21	1,400,000	1,363,800
Symantec Corporation, 4.20%, due 09/15/20	665,000	672,343
		3,370,604
Technology Hardware, Storage & Peripherals — 2.1%
EMC Corporation, 2.65%, due 06/01/20	1,390,000	1,376,310

CM Advisors Fixed Income Fund Schedule of Investments (Continued)
CORPORATE BONDS — 55.1% (Continued)	Par Value	Value
Materials — 3.9%
Chemicals — 1.1%
Mosaic Company (The), 3.25%, due 11/15/22	$685,000	$679,067

Metals & Mining — 2.8%
Allegheny Ludlum, LLC, 6.95%, due 12/15/25	142,000	145,195
Allegheny Technologies, Inc., 5.95%, due 01/15/21	1,635,900	1,681,378
		1,826,573
Utilities — 1.1%
Electric Utilities — 1.1%
Southern Company, 2.35%, due 07/01/21	690,000	679,805

Total Corporate Bonds (Cost $36,563,228)		$35,353,081

U.S. TREASURY OBLIGATIONS — 34.3%	Par Value	Value
U.S. Treasury Inflation-Protected Notes — 0.8%
2.375%, due 01/15/25	$466,543	$512,684

U.S. Treasury Notes — 33.5%
1.50%, due 05/31/19	1,000,000	997,539
1.25%, due 08/31/19	1,000,000	993,594
2.00%, due 07/31/20	6,000,000	5,953,594
2.375%, due 12/31/20	6,250,000	6,231,445
2.75%, due 11/15/23	6,250,000	6,313,477
2.875%, due 05/15/28	1,000,000	1,014,024
		21,503,673

Total U.S. Treasury Obligations (Cost $21,903,336)		$22,016,357

CM Advisors Fixed Income Fund Schedule of Investments (Continued)
MONEY MARKET FUND — 9.9%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 2.26% (a) (Cost $6,377,191)	6,377,191	$6,377,191

Total Investments at Value — 99.3% (Cost $64,843,755)		$63,746,629

Other Assets in Excess of Liabilities — 0.7%		472,609

Net Assets — 100.0%		$64,219,238

(a)	The rate shown is the 7-day effective yield as of February 28, 2019.
See accompanying notes to financial statements.

CM Advisors Family of Funds Statements of Assets and Liabilities February 28, 2019
	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
ASSETS
Investments in securities:
At cost	$88,948,754	$64,843,755
At value (Note 2)	$83,794,214	$63,746,629
Receivable for capital shares sold	15,983	1,683
Receivable for investment securities sold	827,196	—
Dividends and interest receivable	25,105	545,104
Other assets	27,088	22,000
TOTAL ASSETS	84,689,586	64,315,416

LIABILITIES
Payable for capital shares redeemed	15,041	40,000
Payable to Adviser (Note 5)	39,840	24,678
Payable to administrator (Note 5)	10,140	7,940
Other accrued expenses	10,254	23,560
TOTAL LIABILITIES	75,275	96,178

NET ASSETS	$84,614,311	$64,219,238

Net assets consist of:
Paid-in capital	$92,568,908	$65,030,383
Accumulated deficit	(7,954,597)	(811,145)
Net Assets	$84,614,311	$64,219,238

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	7,690,553	5,890,780

Net asset value, redemption price and offering price per share (a)	$11.00	$10.90

(a)	Redemption price may differ from the net asset value per share depending upon the length of time the shares are held (Note 2).
See accompanying notes to financial statements.

CM Advisors Family of Funds Statements of Operations Year Ended February 28, 2019
	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
INVESTMENT INCOME
Dividends	$469,054	$127,183
Interest	—	2,289,822
TOTAL INVESTMENT INCOME	469,054	2,417,005

EXPENSES
Investment advisory fees (Note 5)	947,431	331,056
Administration fees (Note 5)	76,075	52,959
Professional fees	50,597	44,609
Trustees' fees and expenses (Note 5)	50,936	42,434
Fund accounting fees (Note 5)	48,009	30,621
Registration and filing fees	27,843	27,019
Transfer agent fees (Note 5)	18,000	18,000
Insurance expense	10,164	7,978
Custody and bank service fees	10,605	7,222
Postage and supplies	9,573	5,226
Pricing fees	2,242	9,980
Printing of shareholder reports	7,837	3,630
Compliance support services fees	4,819	3,311
Distributor service fees (Note 5)	2,917	2,917
Other expenses	8,407	8,156
TOTAL EXPENSES	1,275,455	595,118
Advisory fees waived by Advisor (Note 5)	(91,445)	—
NET EXPENSES	1,184,010	595,118

NET INVESTMENT INCOME (LOSS)	(714,956)	1,821,887

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investment transactions	1,802,704	151,370
Net change in unrealized appreciation (depreciation) on investments	(1,807,712)	(1,635,788)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(5,008)	(1,484,418)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(719,964)	$337,469

See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund Statements of Changes in Net Assets
	Year Ended February 28, 2019	Year Ended February 28, 2018 (a)
FROM OPERATIONS
Net investment loss	$(714,956)	$(429,033)
Net realized gains (losses) from investment transactions	1,802,704	(2,293,169)
Net change in unrealized appreciation (depreciation) on investments	(1,807,712)	(124,578)
Net decrease in net assets resulting from operations	(719,964)	(2,846,780)

FROM CAPITAL SHARE TRANSACTIONS
Net assets received in conjunction with fund merger (Note 1).	—	49,517,475
Proceeds from shares sold	2,172,025	2,054,414
Proceeds from redemption fees collected (Note 2)	2,724	3,420
Payments for shares redeemed	(9,690,601)	(6,647,708)
Net increase (decrease) in net assets from share transactions	(7,515,852)	44,927,601

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,235,816)	42,080,821

NET ASSETS
Beginning of year	92,850,127	50,769,306
End of year	$84,614,311	$92,850,127

CAPITAL SHARE ACTIVITY
Shares received in conjunction with fund merger (Note 1)	—	4,297,048
Shares sold	183,793	187,003
Shares redeemed	(826,228)	(616,831)
Net increase (decrease) in shares outstanding	(642,435)	3,867,220
Shares outstanding, beginning of year	8,332,988	4,465,768
Shares outstanding, end of year	7,690,553	8,332,988

(a)	As of February 28, 2018, accumulated net investment loss was ($838,221).
See accompanying notes to financial statements.

CM Advisors Fixed Income Fund Statements of Changes in Net Assets
	Year Ended February 28, 2019	Year Ended February 28, 2018 (a)
FROM OPERATIONS
Net investment income	$1,821,887	$1,657,111
Net realized gains from investment transactions	151,370	935,688
Net change in unrealized appreciation (depreciation) on investments	(1,635,788)	(2,286,469)
Net increase in net assets resulting from operations	337,469	306,330

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(2,140,749)	(2,512,162)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,482,647	7,027,436
Net asset value of shares issued in reinvestment of distributions to shareholders	1,961,338	2,290,788
Payments for shares redeemed	(7,386,740)	(7,591,686)
Net increase (decrease) in net assets from share transactions	(942,755)	1,726,538

TOTAL DECREASE IN NET ASSETS	(2,746,035)	(479,294)

NET ASSETS
Beginning of year	66,965,273	67,444,567
End of year	$64,219,238	$66,965,273

CAPITAL SHARE ACTIVITY
Shares sold	403,178	611,971
Shares reinvested	178,855	201,304
Shares redeemed	(668,961)	(664,259)
Net increase (decrease) in shares outstanding	(86,928)	149,016
Shares outstanding, beginning of year	5,977,708	5,828,692
Shares outstanding, end of year	5,890,780	5,977,708

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulations S-X, effective November 5, 2018 (Note 2). For the year ended February 28, 2018, Distributions to Shareholders consisted of $1,719,942 and $792,220 from net investment income and from net realized gains, respectively. As of February 28, 2018, accumulated net investment income was $261,317.

See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund Financial Highlights
Per share data for a share outstanding throughout each year:
	Years Ended
	February 28, 2019	February 28, 2018		February 28, 2017	February 29, 2016	February 28, 2015
Net asset value at beginning of year	$11.14	$11.37		$7.54	$10.47	$12.90

Income (loss) from investment operations:
Net investment loss	(0.10)	(0.10	)(a)	(0.07)	(0.01)	(0.07	)(a)
Net realized and unrealized gains (losses) on investments	(0.04)	(0.13)		4.01	(2.88)	(1.73)
Total from investment operations	(0.14)	(0.23)		3.94	(2.89)	(1.80)

Less distributions:
Dividends from net investment income	—	—		(0.11)	(0.05)	—
Distributions from net realized gains	—	—		—	—	(0.64)
Total distributions	—	—		(0.11)	(0.05)	(0.64)

Proceeds from redemption fees collected (Note 2)	0.00 (b)	0.00	(b)	0.00 (b)	0.01	0.01

Net asset value at end of year	$11.00	$11.14		$11.37	$7.54	$10.47

Total return (c)	(1.26%)	(2.02%)		52.33%	(27.52%)	(13.95%)

Ratios and supplemental data:
Net assets at end of year (000's)	$84,614	$92,850		$50,769	$35,166	$53,991

Ratio of total expenses to average net assets	1.35%	1.46%		1.45%	1.56%	1.96%

Ratio of net expenses to average net assets (d)	1.25%	1.25%		1.25%	1.25%	1.25%

Ratio of net investment loss to average net assets (d)	(0.75%)	(0.93%)		(0.66%)	(0.16%)	(0.45%)

Portfolio turnover rate	31%	25%		28%	68%	62%

(a)	Net investment loss per share is based on average shares outstanding during the year.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Ratio was determined after investment advisory fee waivers and expense reimbursements (Note 5).
See accompanying notes to financial statements.

CM Advisors Fixed Income Fund Financial Highlights
Per share data for a share outstanding throughout each year:
	Years Ended
	February 28, 2019	February 28, 2018	February 28, 2017	February 29, 2016	February 28, 2015
Net asset value at beginning of year	$11.20	$11.57	$11.10	$11.49	$11.58

Income (loss) from investment operations:
Net investment income	0.31	0.28	0.37	0.23	0.15
Net realized and unrealized gains (losses) on investments	(0.25)	(0.23)	0.50	(0.41)	(0.04)
Total from investment operations	0.06	0.05	0.87	(0.18)	0.11

Less distributions:
Dividends from net investment income	(0.30)	(0.29)	(0.37)	(0.19)	(0.15)
Distributions from net realized gains	(0.06)	(0.13)	(0.03)	(0.02)	(0.05)
Total distributions	(0.36)	(0.42)	(0.40)	(0.21)	(0.20)

Net asset value at end of year	$10.90	$11.20	$11.57	$11.10	$11.49

Total return (a)	0.55%	0.43%	7.95%	(1.62%)	0.98%

Ratios and supplemental data:
Net assets at end of year (000's)	$64,219	$66,965	$67,445	$64,201	$119,904

Ratio of total expenses to average net assets	0.90%	0.87%	0.88%	0.79%	0.77%

Ratio of net investment income to average net assets	2.75%	2.43%	3.16%	1.63%	1.26%

Portfolio turnover rate	28%	35%	10%	18%	1%

(a)

Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

CM Advisors Family of Funds

Notes to Financial Statements
February 28, 2019

1. Organization

CM Advisors Small Cap Value Fund and CM Advisors Fixed Income Fund (collectively the “Funds” and individually a “Fund”) are each a separate diversified no-load series of CM Advisors Family of Funds (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.

The investment objective of CM Advisors Small Cap Value Fund is long-term growth of capital. The Fund commenced operations on April 15, 2011.

The investment objective of CM Advisors Fixed Income Fund is to preserve capital and maximize total return. The Fund commenced operations on March 24, 2006.

On February 23, 2018, CM Advisors Small Cap Value Fund consummated a tax-free merger with CM Advisors Fund, previously a series of the Trust. Pursuant to the terms of the agreement governing the merger, each share of CM Advisors Fund was converted into an equivalent dollar amount of shares of CM Advisors Small Cap Value Fund, based on the net asset values (“NAVs”) of CM Advisors Small Cap Value Fund and CM Advisors Fund as of February 23, 2018 ($11.52 and $12.33, respectively); this resulted in a conversion ratio of 1.069924 shares of CM Advisors Small Cap Value Fund for each share of CM Advisors Fund. CM Advisors Small Cap Value Fund issued 4,297,048 shares to shareholders of CM Advisors Fund in connection with the merger. The basis of the assets transferred from CM Advisors Fund reflected the historical basis of the assets as of the date of the tax-free merger. Net assets of CM Advisors Small Cap Value Fund and CM Advisors Fund as of the merger date were $46,843,398 and $49,517,475, respectively, including unrealized appreciation (depreciation) on investments of $7,705,053 and $(8,998,243), respectively. Total net assets of CM Advisors Small Cap Value Fund immediately after the merger were $96,360,873.

2. Significant Accounting Policies

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Funds are complying with them effective with these financial statements.

The Funds follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with GAAP.

New Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

does not require an accounting change for securities held at a discount, which continues to accrete to maturity. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying ASU 2017-08.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Funds have adopted ASU 2018-13 with these financial statements.

Investment Valuation – The Funds’ portfolio securities are generally valued at their market values determined on the basis of available market quotations as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time). Securities, including common stocks and exchange-traded funds (“ETFs”), listed on an exchange or quoted on a national market system are valued at the last sales price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. To the extent that the Funds are invested in other open-end investment companies, except ETFs, that are registered under the 1940 Act, the Funds’ NAVs are calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these registered open-end investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Fixed income securities are typically valued based on prices provided by an independent pricing service. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Funds’ NAV calculations) or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees (the “Board”) and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

Corporate bonds and U.S. Treasury obligations held by CM Advisors Fixed Income Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the fair value of a particular security may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of February 28, 2019 by security type:

CM Advisors Small Cap Value Fund:
	Level 1	Level 2		Level 3	Total
Common Stocks	$72,883,538	$—		$—	$72,883,538
Exchange-Traded Funds	4,492,766	—		—	4,492,766
Warrants	—	0	*	—	0
Money Market Fund	6,417,910	—		—	6,417,910
Total	$83,794,214	$0		$—	$83,794,214

CM Advisors Fixed Income Fund:
	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$35,353,081	$—	$35,353,081
U.S. Treasury Obligations	—	22,016,357	—	22,016,357
Money Market Fund	6,377,191	—	—	6,377,191
Total	$6,377,191	$57,369,438	$—	$63,746,629

*	CM Advisors Small Cap Value Fund holds Warrants that have been fair valued at $0.

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. As of February 28, 2019, the Funds did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3).

Share Valuation and Redemption Fees – The NAV per share of each Fund is calculated on each business day by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share, except that shares of CM Advisors Small Cap Value Fund are subject to a redemption fee of 1%, payable to the Fund, if redeemed within 180 days of the date of purchase. No redemption fee, however, will be imposed on the exchange of shares of CM Advisors Small Cap Value Fund for shares of CM Advisors Fixed Income Fund. Shares of CM Advisors Fixed Income Fund are not subject to a redemption fee.

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

During the years ended February 28, 2019 and 2018, proceeds from redemption fees for CM Advisors Small Cap Value Fund were $2,724 and $3,420, respectively.

Investment Transactions and Investment Income – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method. Realized gains and losses on investments sold are determined on a specific identification basis, which is the same basis used for federal income tax purposes. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses – Each Fund bears expenses incurred specifically on its behalf as well as a portion of general Trust expenses, which are allocated between the Funds according to methods authorized by the Board.

Dividends and Distributions – Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of each Fund. Distributions from net realized capital gains, if any, are generally declared and distributed annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments of net short-term capital gains. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended February 28, 2019 and 2018 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
CM Advisors Fixed Income Fund
February 28, 2019	$1,793,474	$347,275	$2,140,749
February 28, 2018	$1,719,942	$792,220	$2,512,162

There were no distributions to shareholders paid by CM Advisors Small Cap Value Fund during the years ended February 28, 2019 and 2018.

On March 29, 2019, CM Advisors Fixed Income Fund paid an ordinary income dividend of $0.0754 per share to shareholders of record on March 28, 2019.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

3. Federal Income Tax

Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 28, 2019:

	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
Tax cost of portfolio investments	$88,975,204	$64,843,788
Gross unrealized appreciation	$14,880,709	$645,890
Gross unrealized depreciation	(20,061,699)	(1,743,049)
Net unrealized depreciation	(5,180,990)	(1,097,159)
Undistributed ordinary income	—	298,623
Accumulated capital and other losses	(2,773,607)	(12,609)
Accumulated deficit	$(7,954,597)	$(811,145)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

For the year ended February 28, 2019, CM Advisors Small Cap Value Fund made the following reclassifications on the Statements of Assets and Liabilities:

Paid-in capital	$(778,746)
Accumulated deficit	778,746

Such reclassification, the result of permanent differences between the financial statement and income tax requirements, has no effect on the Fund’s net assets or NAV per share and is due to tax treatment of net investment losses and realized gains from the disposition of passive foreign investment companies.

As of February 28, 2019, CM Advisors Small Cap Value Fund utilized $1,251,306 of capital loss carryforwards to offset current year gains. As of February 28, 2019, the Fund had short-term capital loss carryforwards of $1,306,606 and long-term capital

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

loss carryforwards of $1,238,292 for federal income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in future years to offset realized capital gains, if any, prior to distribution such gains to shareholders.

Specified capital losses incurred after October 31, 2018 and net qualified late-year ordinary losses incurred after December 31, 2018, are deemed to arise on the first day of a Fund’s next taxable year. For the year ended February 28, 2019, CM Advisors Small Cap Value Fund and CM Advisors Fixed Income Fund intend to defer $228,709 and $12,609, respectively, of late-year capital losses and ordinary losses to March 1, 2019 for income tax purposes.

The Funds recognize the benefits or expenses of uncertain tax positions only if the position is “more-likely-than-not” of being sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

4. Investment Transactions

During the year ended February 28, 2019, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. Government obligations, were as follows:

	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
Cost of purchases of investment securities	$38,375,179	$15,005,251
Proceeds from sales of investment securities	$26,308,921	$17,273,539

5. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Funds pay a monthly advisory fee to Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors) (the “Advisor”) based upon the average daily net assets of each Fund and calculated at the annual rate of 1.00% for CM Advisors Small Cap Value Fund and 0.50% for CM Advisors Fixed Income Fund. The Advisor has entered into agreements (the “Expense Limitation Agreements”) with each Fund under which it has agreed to waive its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, acquired fund fees and expenses, and amounts, if any, payable pursuant to a Rule 12b-1 plan) to not more than 1.25% of the average daily net assets of CM Advisors Small Cap Value Fund and not more than 1.50% of the average daily net assets of CM Advisors Fixed Income Fund, each until July 1, 2020. There can be no assurance that the Expense Limitation Agreements will continue beyond July 1, 2020. Effective March 1, 2019, the Advisor has contractually agreed to reduce the fee the Advisor will receive from CM Advisors Small Cap Value Fund from 1.00% to 0.85% based upon the average net assets of the Fund. During the

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

year ended February 28, 2019, with respect to CM Advisors Small Cap Value Fund, the Advisor waived $91,445 of its investment advisory fees. These fees are not available for recoupment by the Advisor. During the year ended February 28, 2019, there were no advisory fees waived or expenses reimbursed by the Advisor with respect to CM Advisors Fixed Income Fund.

Certain Trustees and officers of the Trust are also officers of the Advisor.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, accounting, and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for its services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”).

Pursuant to the terms of a Distribution Agreement with the Trust, the Distributor serves as the Funds’ principal underwriter. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor receives service fees from the Funds for such services.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Advisor or Ultimus are not compensated by the Funds for their services. Each Trustee who is not an affiliated person of the Advisor or Ultimus receives an annual retainer of $10,000, paid quarterly; a fee of $2,000 per Fund for attendance at each in-person meeting of the Board of Trustees; and a fee of $500 per Fund for attendance at each telephonic meeting of the Board of Trustees. The Funds reimburse each Trustee and officer for his or her travel and other expenses relating to attendance at Board or committee meetings.

6. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, a particular set of circumstances may affect this sector or certain companies within the sector, while having little or no impact on other sectors or other companies within the sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of February 28, 2019, CM Advisors Small Cap Value Fund had 26.3% and 43.1% of the value of its nets assets invested in common stocks and ETFs within the Energy and Industrials sectors, respectively.

7. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of the financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CM Advisors Family of Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of CM Advisors Family of Funds
and the Shareholders of CM Advisors Small Cap Value Fund
and CM Advisors Fixed Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of CM Advisors Small Cap Value Fund and CM Advisors Fixed Income Fund, each a series of shares of beneficial interest in CM Advisors Family of Funds (the “Funds”), including the schedules of investments, as of February 28, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of February 28, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian. Our audits also included evaluating the accounting principles

CM Advisors Family of Funds

Report of Independent Registered Public Accounting Firm (Continued)

used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the CM Advisors Family of Funds since 2005.

Philadelphia, Pennsylvania
April 25, 2019

CM Advisors Family of Funds

About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. Ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (September 1, 2018) and held until the end of the period (February 28, 2019).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the ongoing costs that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not impose any sales loads. However, a redemption fee of 1% is charged on the sale of shares of CM Advisors Small Cap Value Fund within 180 days of the date of their purchase.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

CM Advisors Family of Funds

About Your Funds’ Expenses (Unaudited) (Continued)

More information about the Funds’ expenses, including annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Net Expense Ratio(a)	Expenses Paid During Period(b)
CM Advisors Small Cap Value Fund
Based on Actual Fund Return	$ 1,000.00	$ 859.40	1.25%	$ 5.76
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.60	1.25%	$ 6.26

CM Advisors Fixed Income Fund
Based on Actual Fund Return	$ 1,000.00	$ 995.60	0.91%	$ 4.50
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.28	0.91%	$ 4.56

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CM Advisors Family of Funds

Other Information (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-888-859-5856. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at http://www.sec.gov.

Federal Tax Information (Unaudited)

For the fiscal year ended February 28, 2019, CM Advisors Fixed Income Fund designated $347,275 as long-term capital gain distributions.

CM Advisors Family of Funds

Information about Trustees and Executive Officers (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust is set forth on the following pages. Generally, each Trustee serves an indefinite term or until his resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The officers are elected for annual terms. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds’ toll-free at 1-888-859-5856.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies Held During Past 5 Years
Independent Trustees
Brian R. Bruce 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1955	Trustee	Since 5/2003	Mr. Bruce has been Chief Executive Officer of Hillcrest Asset Management, LLC, an institutional asset manager, since September 2007.	2	From 2007-2013, Mr. Bruce served as an independent trustee of six series of the Dreman Contrarian Funds, a registered management investment company.
Mark F. Ivan 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1956	Trustee	Since 5/2003	Mr. Ivan has been the President of Ivan Capital Management, Inc. since June 1996.	2	None
Richard M. Lewis 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1959	Trustee	Since 5/2003	Mr. Lewis has been the Chief Financial Officer of Evolve Cellular Inc. (previously Worldcall Interconnect Inc.) since 2012. Mr. Lewis has also been Chief Financial Officer of USFon Inc., a non-profit telecommunication and information services company, since July 2012.	2	None
A. Zorel Paritzky, M.D. 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1942	Trustee	Since 5/2003	Dr. Paritzky was a physician with Cardiac Associates Medical Group, Inc. from 1974 to 2006. He retired from active clinical practice in December 2006.	2	None
William R. Reichenstein, Ph.D. 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1952	Trustee	Since 5/2003	Dr. Reichenstein is a Professor Emeritus of Finance at Baylor University and the former Pat and Thomas R. Powers Chair in Investment Management – Finance, Insurance, and Real Estate. He retired from teaching in August of 2018. Currently Dr. Reichenstein serves as the Head of Research for the retirement and social security planning firm Social Security Solutions, Inc., since January 2011, and as the Head of Research for Retiree, Inc., a tax-efficient withdrawal retirement advice firm.	2	None

CM Advisors Family of Funds

Information about Trustees and Executive Officers (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies Held During Past 5 Years
Interested Trustees* and Executive Officers
Arnold Van Den Berg** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1939	Trustee, Chairman, President	Since 11/2002	Mr. Van Den Berg is the founder, Chief Executive Officer, Co-Chief Investment Officer and Chairman of the Board of the Advisor and a member of the Advisor’s investment committee. He has been a portfolio manager for the Advisor since 1974.	2	None
James D. Brilliant** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1966	Trustee, Treasurer	Since 5/2003	Mr. Brilliant is Co-Chief Investment Officer, Chief Financial Officer and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. He has been with the Advisor since 1986 and is a Chartered Financial Analyst (CFA).	2	None
Scott Van Den Berg** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1967	Trustee, Secretary	Since 5/2003	Mr. Van Den Berg is President, Chief Operating Officer, and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. Previously, he served as Chief Compliance Officer until 2017. He has been with the firm since 1992 and is a Certified Financial Planner (CFP) and a Chartered Retirement Plan Specialist (CRPS).	2	None
Aaron S. Buckholtz 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1963	Trustee	Since 5/2003	Mr. Buckholtz is Executive Vice President, Senior Trader and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. He has been with the firm since 1990 and is a Chartered Financial Analyst (CFA).	2	None
Lisa A. Stroud 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1973	Chief Compliance Officer	Since 10/2017	Ms. Stroud has served as CCO for the Advisor since December 31, 2016. Previously, she assisted Mr. S. Van Den Berg in his role as a compliance officer for the Funds and the Advisor and oversaw the compliance and implementation of the client sales and service program. Ms. Stroud has been with the Advisor since 2002 and is a Chartered Mutual Fund Counselor (CMFC).	2	None

*	Each of the Interested Trustees is an Interested Trustee because he is an officer and employee of the Advisor.
**	Arnold Van Den Berg and Scott Van Den Berg are related as father and son, respectively. James Brilliant is the son-in-law of Arnold Van Den Berg and the brother-in-law of Scott Van Den Berg.

CM Advisors Family of Funds

Approval of Investment Advisory Agreement (Unaudited)

The Board, including the Independent Trustees voting separately, has reviewed and approved the continuance of the Investment Advisory Agreements with the Advisor for CM Advisors Fixed Income Fund (the “Fixed Income Fund”) and CM Advisors Small Cap Value Fund (the “Small Cap Value Fund”) for an additional annual term. Approval took place at an in-person meeting held on February 11, 2019, at which a majority of the Trustees, including a majority of the Independent Trustees, were present.

During their deliberations, the Board was advised by legal counsel and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and counsel.

In deciding whether to approve the renewal of the Investment Advisory Agreements for the Fixed Income Fund and the Small Cap Value Fund, the Board recalled its review of the materials related to the Funds and the Advisor throughout the preceding 12 months and its numerous discussions with Trust management and the Advisor about the operations and performance of the Funds during that period. The Board further considered those materials and discussions and other numerous factors, including the factors described below.

The nature, extent, and quality of the services provided by the Advisor. In this regard, the Board reviewed the services being provided by the Advisor to the Fixed Income Fund and the Small Cap Value Fund including, without limitation, its investment advisory services since each Fund’s inception, its coordination of services for the Funds among the Funds’ service providers, its compliance procedures and practices, and its efforts to promote the Funds and assist in their distribution. Additionally, the Board noted that the Trust’s president, secretary, treasurer, CCO, principal executive officer, and principal financial officer are employees of the Advisor and they each serve the Trust without additional compensation from either of the Funds. Following a consideration of the foregoing information as well as further information provided by the Advisor (e.g., descriptions of the Advisor’s business and the Advisor’s Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Advisor are satisfactory and adequate for the Fixed Income Fund and the Small Cap Value Fund.

The investment performance of the Fixed Income Fund, the Small Cap Value Fund, and the Advisor. With respect to this matter, the Board compared the performance of each of the Fixed Income Fund and the Small Cap Value Fund with the performance of its respective benchmark index, comparable funds managed by other advisors, and comparable peer group indices. The Board observed that the performance of the Small Cap Value Fund had lagged behind the performance of its benchmark for the one-year, three-year and five-year periods and behind the performance of its peer group for the one-year and five-year periods. However, the Board also noted that the Small Cap Value Fund had outperformed its peer group average for the three-year period. The Board further noted that the Advisor had reasonably explained the factors contributing to the long-term underperformance, including the impact of each Fund’s sector allocations, and had also satisfactorily described the Advisor’s expectations, monitoring of, and prospective measures with respect to future performance. With respect to the Fixed Income Fund, the Board observed that the Fund had outperformed its benchmark for the three-year and ten-year periods, but also that it had underperformed its benchmark for the one-year and five-year periods. The Board also noted that the Fixed Income Fund had outperformed its peer group average and median for the three-year, five-year and ten-year periods but had underperformed its peer group average and median for the

CM Advisors Family of Funds

Approval of Investment Advisory Agreement (Unaudited) (Continued)

one-year period. The Board further noted that the Advisor had reasonably explained the factors contributing to the difference in the Fixed Income Fund’s performance versus its benchmark and peer group. The Board then considered the consistency of the Advisor’s management of the Fixed Income Fund and the Small Cap Value Fund with each Fund’s investment objective and policies. Moreover, the Board stated that, although the Small Cap Value Fund had underperformed its benchmark over the long-term, the Advisor had reasonably demonstrated that it followed well-reasoned, logical processes in selecting investments for the Small Cap Value Fund. Additionally, the Board observed that the Advisor had provided a solid analysis to support the positions that had been taken with respect to the Small Cap Value Fund as well as the Advisor’s belief that such positions continued to have strong upside potential in the future. Following discussion of the short-term and long-term investment performance of the Fixed Income Fund and the Small Cap Value Fund; each Fund’s Morningstar ratings; the Advisor’s experience in managing each Fund; the Advisor’s good historical investment performance; and other factors, the Board concluded that the investment performance of the Fixed Income Fund, the Small Cap Value Fund, and the Advisor was acceptable.

The costs of the services provided and profits realized by the Advisor from its relationship with the Fixed Income Fund and the Small Cap Value Fund. With respect to this matter, the Board reviewed the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and its level of commitment to the Funds; the level of commitment to the Funds by the principals of the Advisor; the Funds’ asset levels; the Advisor’s previous payment of startup costs for each Fund; the Funds’ overall expenses; the Advisor’s estimated costs in managing the Funds and the corresponding profitability to the Advisor of managing each Fund; and the differences in fees and services provided to the Advisor’s other clients that may be similar to the Funds. The Board noted the proposal introduced by the Advisor earlier in the meeting to reduce the advisory fee of the Small Cap Value Fund from 1.00% to 0.85%. The Board also reviewed the Expense Limitation Agreements of the Fixed Income Fund and the Small Cap Value Fund with the Advisor and discussed the Advisor’s current and past fee waivers and expense reimbursements for the Funds under the Expense Limitation Agreements. The Board further considered that the Advisor represented that it intends to continue the Expense Limitation Agreements for the Fixed Income Fund and the Small Cap Value Fund until at least July 1, 2020.

The Board also considered potential benefits to the Advisor in managing the Fixed Income Fund and the Small Cap Value Fund, including promotion of the Advisor’s name, the ability of the Advisor to place small accounts into each Fund, and the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor’s clients other than the Funds.

The Board compared the fees and expenses of the Fixed Income Fund and the Small Cap Value Fund (including each Fund’s management fee) to a peer group of other funds comparable to each Fund in terms of the type of fund, the style of investment management, the size of the fund, and the nature of the investment strategy and markets invested in, among other factors. The Board noted that the Small Cap Value Fund’s current management fee is slightly more than the average and the median of the funds within its peer group, and that the proposed reduced management fee to take effect March 1, 2019, was also less than both the average and median of the funds within its peer group. The Board also noted that the Small Cap Value Fund’s expense ratio

CM Advisors Family of Funds

Approval of Investment Advisory Agreement (Unaudited) (Continued)

is slightly less than the average and the median of its peer group. The Board noted that the Fixed Income Fund’s management fee is slightly less than the average but slightly more than the median of its peer group, while its expense ratio is slightly more than both the average and the median of its peer group. The Board also compared the fees paid by each Fund to the fees paid by other clients of the Advisor and, bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, noted that the fee structures applicable to the Advisor’s other clients utilizing similar strategies were not indicative of any unreasonableness regarding the advisory fees proposed to be payable by each Fund. After these comparisons and upon additional consideration and discussion of the foregoing, the Board determined that the profit realized by the Advisor in connection with the management of each Fund is not unreasonable and that the management fees paid to the Advisor by the Fixed Income Fund and the Small Cap Value Fund are each fair and reasonable.

The extent to which economies of scale would be realized as the Fixed Income Fund and the Small Cap Value Fund grow and whether management fee levels reflect these economies of scale for the benefit of each Fund’s investors. With respect to this matter, the Board considered that the fee arrangements of the Fixed Income Fund and the Small Cap Value Fund with the Advisor each involve both a management fee and an Expense Limitation Agreement. Regarding the Fixed Income Fund, the Board determined that, while the Fund’s assets have grown to a level where the Advisor is receiving its full fee, the Fixed Income Fund has experienced benefits from the Expense Limitation Agreement in prior years. The Board noted that, while the management fee would remain the same at all asset levels, the Fixed Income Fund would likely benefit from economies of scale under its agreements with service providers other than the Advisor. With respect to the Small Cap Value Fund, the Board determined that, while the management fee remained the same at all asset levels, the Fund has experienced benefits from the Expense Limitation Agreement. The Board also noted the proposed reduction in the management fee for the Small Cap Value Fund to be effective March 1, 2019. In addition, the Board noted that the Small Cap Value Fund would likely benefit from economies of scale under its agreements with service providers other than the Advisor. Following further discussion of the asset levels of the Fixed Income Fund and the Small Cap Value Fund and expectations for growth and levels of fees, the Board determined that, at the Funds’ current and projected asset levels for the next year, each Fund’s fee arrangements with the Advisor are fair and reasonable.

The Advisor’s practices regarding brokerage and portfolio transactions. With respect to this matter, the Board considered the Advisor’s standards, and performance in utilizing those standards, to seek best execution for portfolio transactions for the Funds, including the use of alternative markets (e.g., direct purchases from issuers or underwriters or, as to equity securities, “third market” for listed securities and principal market makers for over-the-counter (“OTC”) securities). The Board observed that the fixed income portfolio transactions of the Fixed Income Fund and the Small Cap Value Fund are generally principal transactions executed in OTC markets on a net basis. Additionally, the Board considered the historical portfolio turnover rates for the Fixed Income Fund and the Small Cap Value Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Funds allocate portfolio business

CM Advisors Family of Funds

Approval of Investment Advisory Agreement (Unaudited) (Continued)

to broker-dealers who provide research, statistical or other services (“soft dollars”). After additional discussion, the Board concluded that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fixed Income Fund and the Small Cap Value Fund; the basis of decisions to buy or sell securities for the Funds and/or the Advisor’s other accounts; the method for the bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board found the Advisor’s standards and practices relating to the identification and mitigation of potential conflicts of interests to be satisfactory.

Conclusion. After full consideration of the above factors as well as other factors, the Board unanimously concluded that continuance of the Investment Advisory Agreements was in the best interests of the Fixed Income Fund, the Small Cap Value Fund, and their respective shareholders.

It was noted that in the Trustees’ deliberation regarding the approval of the renewal of the Investment Advisory Agreements, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors noted above.

CM Advisors Small Cap Value Fund and
CM Advisors Fixed Income Fund
are each a series of
CM Advisors Family of Funds

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707	Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors) 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746

Toll-Free Telephone:	Toll-Free Telephone:
1-888-859-5856	1-888-859-5856

World Wide Web @:
www.cmadvisorsfunds.com

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. No investment strategy works all the time, and past performance is not necessarily indicative of future performance.

The performance information quoted in this report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 1% of the amount redeemed is imposed on redemptions of Fund shares for CM Advisors Small Cap Value Fund occurring within 180 days following the purchase of such shares.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.cmadvisorsfunds.com or by calling Shareholder Services at 1-888-859-5856. The prospectus should be read carefully before investing.

For More Information on your CM Advisors Family of Funds:

See Our Web site @ www.cmadvisorsfunds.com or

Call Our Shareholder Services Group Toll-Free at 1-888-859-5856

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Richard M. Lewis. Mr. Lewis is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $28,000 and $27,000 with respect to the registrant’s fiscal years ended February 28, 2019 and February 28, 2018, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,000 and $6,000 with respect to the registrant’s fiscal years ended February 28, 2019 and February 28, 2018, respectively. The services comprising these fees are the preparation of the registrant’s federal and state income and federal excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	Aggregate non-audit fees of $4,000 and $6,000 were billed by the registrant’s accountant for services rendered to the registrant with respect to the fiscal years ended February 28, 2019 and February 28, 2018, respectively. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CM Advisors Family of Funds

By (Signature and Title)*		/s/ Arnold Van Den Berg
Arnold Van Den Berg, Chairman and President

Date	May 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Arnold Van Den Berg
Arnold Van Den Berg, Chairman and President

Date	May 6, 2019

By (Signature and Title)*		/s/ James D. Brilliant
James D. Brilliant, Treasurer and Principal Accounting Officer

Date	May 6, 2019

*	Print the name and title of each signing officer under his or her signature.